Value Line
Centurion Fund, Inc.

P R O S P E C T U S
M A Y 1 , 2 0 1 1

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

T A B L E O F C O N T E N T S

Fund Summary
Investment objective Page 2
Fees and expenses Page 2
Principal investment strategies Page 3
Principal risks of investing in the Fund Page 4
Fund performance Page 5
Management Page 5
Purchase and sale of Fund shares Page 6
Tax information Page 6
Payments to broker-dealers and other financial intermediaries Page 6

How The Fund Is Managed
Investment objective Page 7
Principal investment strategies Page 7
Non–principal investment strategies Page 8
The principal risks of investing in the Fund Page 9

Who Manages the Fund
Investment Adviser Page 10
Management fees Page 11
Portfolio management Page 11

About Your Account
How to buy and sell shares Page 12
Frequent purchases and redemptions of Fund shares Page 14
Dividends, distributions and taxes Page 15

Financial Highlights
Financial Highlights Page 17

F U N D S U M M A R Y

Investment objective

The Fund’s investment objective is long-term growth of capital.

Fees and expenses

This table describes the fees and expenses you pay in connection with an investment in the Fund. It does not take into account any fees or other expenses of any variable annuity or variable life insurance product. If such fees were reflected, expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)

Management Fees	0.50%
Distribution and Service (12b-1) Fees*	0.40%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	1.05%
Less: 12b-1 fee waiver*	–0.15%
Net Expenses*	0.90%

* Effective May 1, 2011 through April 30, 2012, EULAV Securities LLC (the “Distributor”) has contractually agreed to waive a portion of the Fund’s 12b-1 fee in an amount equal to 0.15% of the Fund’s average daily net assets. There is no assurance that the Distributor will extend the fee waiver beyond April 30, 2012. The waiver cannot be terminated before April 30, 2012 without the approval of the Fund’s Board of Directors.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Centurion Fund, Inc.	$92	$319	$565	$1,269

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Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal investment strategies

To achieve the Fund’s goal, EULAV Asset Management (the “Adviser”) invests substantially all of the Fund’s net assets in common stocks. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe followed by the Ranking System consists of stocks of approximately 1,700 companies accounting for approximately 95% of the market capitalization of all stocks traded on the U.S. securities exchanges. All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. Apart from the diversification requirements of the Investment Company Act of 1940 applicable to diversified funds (which generally means that it will not invest more than 5% of its total assets in the stocks of any one company), the Fund is not subject to any limit on the percentage of its assets that may be invested in any particular stock. Because the Adviser relies on the Ranking System in managing the Fund’s portfolio, the Fund is not limited to investments according to a company’s size.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

As described above, the Adviser relies primarily on the rankings of companies by the Ranking System in selecting stocks for the Fund, but has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

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Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks.

The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Fund’s performance.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser’s investment strategies may not be able to produce the desired results.

The Fund’s annual portfolio turnover rate has exceeded 100% in four of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent the Fund engages in short - term trading in attempting to acheive its investment objective, it will increase the Fund’s portfolio turnover rate and the Fund will incur higher brokerage commissions and other expenses.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 9.

Because the Fund uses the Ranking System, there is the risk that securities not covered by the Ranking System or lower rated securities will appreciate to a greater extent than those securities in the Fund’s portfolio.

The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The Fund will be affected by changes in stock prices, which have historically tended to fluctuate more than bond prices.

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Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index, which is a broad based market index. This performance information does not reflect separate account or variable insurance contract fees or charges. If such fees and charges were reflected, the Fund’s returns would be less than those shown. All returns reflect reinvested dividends. The Fund’s past performance is not necessarily an indication of how it will perform in the future.

Total returns as of 12/31 each year (%)

Best Quarter: Q3 2010 +12.86% Worst Quarter: Q4 2008 –27.75%

Average Annual Total Returns for Periods Ended December 31, 2010

	1 year	5 years	10 years
Value Line Centurion Fund	25.75%	-2.34%	-1.81%
S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	2.29%	1.41%

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been the Fund’s portfolio manager since 2009.

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Purchase and sale of Fund shares

You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts (“Contracts”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

There are no minimum investment requirements.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through GIAC by writing to GIAC at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 by first class mail or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 by overnight or express mail.

The accompanying prospectus for a GIAC variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such Contract.

Tax information

For federal income tax purposes, the Fund’s dividends and capital gain distributions are treated as having been received by GIAC, rather than by the owners of the Contracts (“Contractowners”). Generally, owners of variable contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. Contractowners should consult the prospectus for their GIAC variable annuity or variable life insurance policy or their tax adviser for a discussion of the federal tax consequences of owning a Contract, including the tax consequences associated with withdrawals or other payments from such Contracts.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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H O W T H E F U N D I S M A N A G E D

Investment objective

The Fund’s investment objective is long-term growth of capital. Although the Fund will strive to achieve this goal, there is no assurance that it will succeed.

Principal investment strategies

Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.

While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Ranking System in selecting securities for purchase or sale. The Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.

The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations, recently approximating 95% of the market capitalization of all stocks traded in U.S. securities exchanges. There are a relatively small number of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 1,700 stocks under review. The Timeliness Rankings are updated weekly to reflect the most recent information.

The Ranking System does not eliminate market risk, but the Adviser believes that it provides objective standards for determining expected relative performance over the next six to twelve months. All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. Apart from the diversification requirements of the Investment Company Act of 1940 (which generally means that it will not invest more than 5% of its total assets in the stocks of any one company), the Fund is not subject to any limit on the percentage of its assets that may be invested in any particular stock. Because the Adviser relies on the Ranking System in managing the Fund’s portfolio, the Fund is not limited to investments according to a company’s size. The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

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Reliance upon the Ranking System, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval. The utilization of the Ranking System is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period.

As described above, the Adviser relies primarily on the rankings of companies by the Ranking System in selecting stocks for the Fund, but has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

Non-principal investment strategies

Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, we may invest a portion of the Fund’s net assets in cash or cash equivalents, debt securities or bonds, for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objective.

Portfolio turnover. The Fund engages in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective. This strategy results in higher brokerage commissions and other expenses and may negatively affect the Fund’s performance. A portfolio turnover rate of 100% or greater increases the expenses of the Fund. See “Financial Highlights” for the Fund’s most current portfolio turnover rates.

There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information.

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The principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.

The Adviser’s use of the results of the Ranking System in managing the Fund involves the risk that the Ranking System may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking System, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

Because the Fund invests substantially all of its assets in common stocks, the value of the stocks in its portfolio and the Fund’s share price might decrease in response to the activities of an individual company or in response to general market or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Fund’s performance.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the Statement of Additional Information.

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W H O M A N A G E S T H E F U N D

The business and affairs of the Fund are managed by the Fund’s officers under the oversight of the Fund’s Board of Directors.

Investment Adviser

The Fund’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust, located at 220 East 42nd Street, New York, NY 10017. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.2 billion as of March 31, 2011.

On December 23, 2010, the Adviser was restructured so that it is no longer a wholly-owned subsidiary of Value Line, Inc. (“Value Line”). Value Line has stated that as a result of the restructuring, it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. As a result of the restructuring, the Fund’s prior investment advisory agreement terminated by operation of law, and the Adviser entered into a new investment advisory agreement with the Fund effective upon the closing of the restructuring. The services provided by the Adviser and the rate at which the advisory fee is paid by the Fund under the current investment advisory agreement are the same as under the prior investment advisory agreement. In addition, the other terms of the current investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.

On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts are expected to constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices which were discontinued in November 2004. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. Value Line has informed the Funds’ Board that it continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of Adviser or the Distributor to perform their respective contracts with the Funds.

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Management fees

For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.50% of the Fund’s average daily net assets.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the investment advisory agreement is available in the Fund’s most recent annual report to shareholders for the 12 month period ended December 31.

Portfolio management

Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been a portfolio manager with the Adviser or its predecessor since 1991 and has been a portfolio manager for the Fund since 2009. There is additional information in the Statement of Additional Information about Mr. Grant’s compensation, other accounts he manages and his ownership of Fund shares.

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A B O U T Y O U R A C C O U N T

How to buy and sell shares

You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts (“Contracts”) issued by GIAC. The Fund continuously offers its shares to GIAC’s separate accounts at the net asset value per share next determined after a proper purchase request has been received by GIAC. GIAC then offers to owners of the Contracts (“Contractowners”) units in its separate accounts which directly correspond to shares in the Fund. GIAC submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to GIAC by such Contractowners. Contractowners can send such instructions and requests to GIAC at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 by first class mail or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 by overnight or express mail. The Fund redeems shares from GIAC’s separate accounts at the net asset value per share next determined after receipt of a redemption order from GIAC.

The accompanying prospectus for a GIAC variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such Contract.

■	Distribution plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Service and Distribution Plan (the “Plan”). Under the Plan, the Fund may pay to the Distributor a fee at an annual rate of 0.40% of the Fund’s average daily net assets. The fee is paid to finance activities of the Distributor, principally intended to result in the sale of shares of the Fund. These activities include, among other things: providing incentives and compensation to GIAC to make the Fund available to the owners of Contracts and to provide personal services to those owners who fund their Contracts with shares of the Fund; providing administrative support services to the Fund in connection with the distribution of the Fund’s shares for use in funding Contracts; paying costs incurred in conjunction with marketing Fund shares, such as the expense incurred by GIAC, the Distributor, or affiliates of the Distributor of preparing, printing and distributing disclosure documents and promotional materials in connection with the funding of Contracts with Fund shares; holding seminars and sales meetings designed to promote the distribution of Contracts funded with Fund shares, to the extent permitted by applicable laws, rules of regulations; and training sales personnel of GIAC regarding the Fund. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the Plan. The Distributor has contractually agreed to waive a portion of the Fund’s Rule 12b-1 fee in an amount equal to 0.15% of the Fund’s average daily net assets through April 30, 2012. There is no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

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From time to time, the Adviser or the Distributor, directly or through an affiliate, may use its own resources to pay promotional and administrative expenses in connection with the offer and sale of Fund shares, or to make payments to third parties that provide assistance in selling Fund shares or that provide support services to owners who fund their Contracts with shares of the Fund. These amounts would be in addition to amounts paid by the Fund.

■	Net asset value

The Fund’s net asset value (“NAV”) is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. NAV is calculated by adding the market value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities for which market prices or quotations are readily available are priced at their market value. Securities for which market valuations are not readily available are priced at their fair value by the Adviser pursuant to policies and procedures adopted by the Board of Directors and under the Board’s general supervision. The Fund will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer.

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The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices.

There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Investments which have a maturity of less than 60 days are priced at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of the Fund’s shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund’s Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider trading in its shares to be excessive if an investor:

■	sells shares within 30 days after the shares were purchased; or

■	enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Distributor believes are under their control.

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While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Fund, nor any of the Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts, including insurance company separate accounts, is dependent upon the cooperation of the financial intermediary in observing the Fund’s policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund’s request, certain identifying and transaction information regarding all Contractowners. Should the Fund detect market timing activity, it may terminate the account, or prohibit future purchases or exchanges by a Contractowner. Because omnibus accounts, such as your insurance company separate account, apply their own market timing policies with respect to their Contractowners, you will be subject to their policies on frequent trading and the restrictions set forth in your Contract. As a result, there is a risk that different Contractowners may be treated differently and some level of market timing activity could occur.

Dividends, distributions and taxes

The Fund intends to pay dividends of all or substantially all of its net investment income and to distribute all or substantially all of its realized capital gains annually in order to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed further below. All dividends and capital gains distributions will be automatically reinvested, at net asset value, by GIAC’s separate accounts in additional shares of the Fund.

For federal income tax purposes, dividends and capital gain distributions from the Fund are treated as received by GIAC rather than by Contractowners. Under the Code, generally dividends and net short-term capital gain distributions from the Fund are treated as ordinary income and distributions of net long-term capital gains are treated as long-term capital gain. The insurance company should consult its own tax advisers regarding the tax treatment of dividends and capital gain distributions it receives from the Fund. Generally, owners of variable contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. Contractowners should read the prospectus for GIAC’s variable annuities and variable life insurance policies for a discussion of the federal income tax consequences of owning a Contract, including the tax consequences associated with withdrawals or other payments from such Contracts to Contractowners.

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The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it distributes.

In addition, the Fund also intends to comply with certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information on these diversification requirements is contained in the Fund’s Statement of Additional Information.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Other information

The Fund issues and sells its shares to separate accounts of GIAC. As legal owner of the shares of the Fund attributable to variable insurance contracts (“Contracts”) issued by its separate accounts, GIAC is entitled to vote those shares with respect to matters submitted to a vote of the Fund’s shareholders. However, GIAC has informed the Fund that it votes outstanding shares of the Fund attributable to Contracts in accordance with instructions received from Contractowners. GIAC will vote the Fund’s shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. As a result, a small number of Contractowners may have a disproportionate impact on the outcome of a shareholder vote. For information on the voting rights under a particular variable contract, see the prospectus offering that variable contract.

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F I N A N C I A L H I G H L I G H T S

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800-221-3253.

Financial Highlights
Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.72	$8.75	$21.36	$18.96	$20.07
Income (loss) from investment operations:
Net investment income (loss)	— (3)	(0.01)	(0.03)	(0.02)	(0.05)
Net gains (losses) on securities (both realized and unrealized)	2.48	0.98	(9.09)	3.89	0.63
Total from investment operations	2.48	0.97	(9.12)	3.87	0.58
Less distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from net realized gains	(0.23)	—	(3.49)	(1.47)	(1.69)
Total distributions	(0.24)	—	(3.49)	(1.47)	(1.69)
Net asset value, end of year	$11.96	$9.72	$8.75	$21.36	$18.96
Total return*	25.75%	11.09%	(49.27)%	20.72%	3.85%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$134,719	$124,701	$127,166	$291,949	$283,836
Ratio of expenses to average net assets (1)	1.05%	1.06%	1.00%	0.96%	0.98%
Ratio of expenses to average net assets (2)	0.85%	0.91%	0.84%	0.79%	0.89%
Ratio of net investment income (loss) to average net assets	0.09%	(0.08)%	(0.19)%	(0.09)%	(0.24)%
Portfolio turnover rate	27%	121%	272%	200%	220%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total return for all years shown.

(1)
Ratio reflects expenses grossed up for custody credit arrangement, grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor and grossed up for the reimbursement of certain expenses incurred by the Fund (“Expenses”) in connection with a settlement with the Securities and Exchange Commission related to brokerage commissions charged by the Distributor to the Fund. The ratio of expenses to average net assets net of custody credits, but exclusive of the fee waivers and reimbursement of Expenses, would have been 0.99% and 0.95% for the years ended December 31, 2008 and December 31, 2007, respectively, and would not have changed for the other years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor and the reimbursement of Expenses by Value Line.
(3)	Amount is less than $.01 per share.

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For more information

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2011, which has been filed electronically with the SEC and which is legally a part of this prospectus. The Fund’s Statement of Additional Information, annual and semi-annual shareholder reports are not available on the Fund’s website because the Fund’s shares are not available for sale directly to investors. Investors may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.

Reports and other information about the Fund are available on the EDGAR Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@SEC.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 202-551-8090.

Investment Adviser	Custodian
EULAV Asset Management	State Street Bank and Trust Company
220 East 42nd Street	225 Franklin Street
New York, NY 10017-5891	Boston, MA 02110

Value Line Centurion Fund, Inc.
220 East 42nd Street, New York, NY 10017-5891	File No. 811-03835

VALUE LINE CENTURION FUND, INC.

220 East 42nd Street, New York, New York 10017-5891
800-221-3253

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2011

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Centurion Fund, Inc. (the “Fund”) dated May 1, 2011, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in the Fund’s 2010 Annual Report to Contractholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-221-3253.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

History and Classification. The Fund is an open-end, diversified management investment company incorporated in Maryland in 1983. The Fund’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.

Non-principal Investment Strategies and Associated Risks

Repurchase Agreements. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Fund Fundamental Policies

(i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

(ii) The Fund may not borrow money, except that the Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, and reverse repurchase agreements, provided that the total amount of any borrowing does not exceed 10% of the Fund’s total assets at the time of the transaction; and (b) borrow money in an amount not to exceed 10% of the value of its total assets at the time the loan is made. Borrowings representing more than 10% of a Fund’s total assets must be repaid before the Fund may make additional investments.

(iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

(iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

(v) The Fund may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

(vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements.

(vii) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities.

(viii) The Fund may not write, purchase or sell any put or call options or any combination thereof.

(ix) With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

(x) The Fund may not invest in commodities or commodity contracts.

(xi) The primary investment objective of the Fund is long-term growth of capital.

If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii) and the restriction on illiquid securities. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey. In addition, it is a fundamental policy of the Fund to rely, whenever feasible, on the Value Line Timeliness Ranking System.

The fundamental policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

Non-Fundamental Policies

The following investment policies are considered non-fundamental and can be changed by the Board of Directors without the approval of shareholders. Shareholders will be notified of any changes to any of these non-fundamental investment policies.

(i) The Fund does not intend to borrow money for leveraging purposes.

(ii) The Fund may not purchase shares of other investment companies, except (i) the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies or (ii) in connection with a reorganization, merger or consolidation with another open-end investment company.

(iii) The Fund will not enter into repurchase agreements with maturities in excess of seven days or purchase other illiquid securities if immediately after, and as a result of, such purchase the value of such securities would exceed, in the aggregate, 10% of the Fund’s net assets.

(iv) The Fund may not invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities are not subject to these limitations.

Since the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies issued through The Guardian Insurance & Annuity Company Inc. (“GIAC”), its investments may be subject in the future to further restrictions under the insurance laws and regulations of the states in which such contracts or policies are offered for sale.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Director
Interested Director*

Mitchell E. Appel 1970	Director	Since 2010
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
**

Non-Interested Directors

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since 2009; General Counsel, Archery Capital LLC (private investment fund), until 2009.	** Burnham Investors Trust, since 2004 (4 funds).

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 1931	Director	Since 2000
Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
**

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, 1999–2008; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	**

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 1939	Director	Since 1983	Chairman, Institute for Political Economy.	**

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 1949	Director	Since 1996	Senior Financial Advisor, Veritable, L.P. (investment advisor)	**

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 1954	Director (Chair of the Board of Directors since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005.	**

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years

Officers

Mitchell E. Appel 1970	President	Since 2008
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010, and from September 2005 to November 2007 and Treasurer from June 2005 to September 2005; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the 14 Value Line Funds since June 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC (2006-present) and Senior Vice President (2004-2006); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC. Director of Constellation Trust Company until 2008.

Emily D. Washington 1979	Treasurer and Chief Financial Officer; Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the 14 Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011; Associate Director of Mutual Fund Accounting at Value Line until 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position with the Distributor and the Adviser.
**	Each Director serves as a director or trustee of each of the 14 Value Line Funds.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

Committees. The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Director if she is not available). There were three meetings of the Valuation Committee during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a combined Nominating/ Governance Committee consisting of the non-interested Directors, the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met eight times during the last fiscal year.

Board Structure. The Board is comprised of seven Directors, six of whom (85%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”). The Board B-5 has appointed Mr. Vandivort (an Independent Director) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Directors. The Valuation Committee is composed of an Independent Director and an interested Director. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.

The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Director as the Chair, is appropriate in light of the asset size of the Fund and the other Value Line mutual funds, the number of Value Line mutual funds, and the nature of the Funds’ business, and is consistent with industry best practices. In particular, the Board believes that having a super-majority of Independent Directors is appropriate and in the best interests of Fund shareholders.

Risk Oversight. As part of its responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Directors also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board, including the Independent Directors, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program. The Independent Directors generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

Qualifications and Experience of Directors The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Director’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Director of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director that support the conclusion that each person is qualified to serve as a Director.

Mr. Appel has served as an interested Director on the Board since 2010. His relevant experience includes serving as president of each Fund since 2008, Chief Financial Officer of Value Line, Inc. from September 2005 to December 2010 (excluding November 2007–April 2008) and President of the Adviser since February 2009.

Ms. Heinzerling has served as an Independent Director on the Board since 2008. Her relevant experience includes being the principal of a regulatory consulting company, former general counsel to an investment adviser and a director of an unaffiliated mutual fund family.

Dr. Oakley has served as an Independent Director on the Board since 2000. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Porter has served as an Independent Director on the Board since 1997. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Roberts has served as an Independent Director on the Board since 1983. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

Ms. Sheerr has served as an Independent Director on the Board since 1996. Her relevant experience includes being a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.

Mr. Vandivort has served as an Independent Director on the Board since 2008. His relevant experience includes being the former president and chief investment officer of an investment adviser and former chairman of a mutual fund group.

The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 2010. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

Name of Person	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex (14 Funds)
Interested Director
Mitchell E. Appel*	$–0–	$–0–
Non-Interested Directors
Joyce E. Heinzerling	3,291	57,500
Francis C. Oakley	3,291	57,500
David H. Porter	3,291	57,500
Paul Craig Roberts	3,291	57,500
Nancy-Beth Sheerr	3,291	57,500
Daniel S. Vandivort	4,258	73,500

*
Thomas T. Sarkany served as a Director of the Fund until Mr. Appel’s election as a Director in December 2010. Mr. Sarkany did not receive any compensation from the Fund or any of the Value Line Funds for the fiscal year ended December 31, 2010.

As of the date of this Statement of Additional Information, GIAC, a Delaware corporation, owned all of the outstanding shares of the Fund. Such shares are allocated to one or more Guardian separate accounts which are registered as unit investment trusts under the 1940 Act. The address of GIAC is 7 Hanover Square, New York, New York. GIAC is a subsidiary of The Guardian Life Insurance Company of America, a mutual life insurance company organized under the laws of the State of New York.

None of the Directors own any shares of the Fund. The following table illustrates the dollar range of any equity securities beneficially owned by each Director in all of the Value Line Funds as of December 31, 2010:

Name of Director	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Director
Mitchell E. Appel*	$50,001 – $100,000
Non-Interested Directors
Joyce E. Heinzerling	$10,001 – $50,000
Francis C. Oakley	$10,001 – $50,000
David H. Porter	$10,001 – $50,000
Paul Craig Roberts	Over $100,000
Nancy-Beth Sheerr	$10,001 – $50,000
Daniel S. Vandivort	$10,001 – $50,000

*
Thomas T. Sarkany served as a Director of the Fund until Mr. Appel’s election as a Director in December 2010. The dollar range of equity securities in the Fund beneficially owned by Mr. Sarkany as of December 31, 2010 was $0. Aggregate dollar range of equity securities in all of the Value Line Funds beneficially owned by Mr. Sarkany as of December 31, 2010 was over $100,000.

None of the non-interested Directors, and his or her immediate family members, own any shares in, the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Proxy Voting Policies

As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies’ annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund’s investment objective. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.

Subject to the Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund’s Proxy Voting Policies to RiskMetrics Group (“RMG”), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, RMG will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of RMG.

The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, the Fund’s vote may vary depending upon the actual circumstances presented.

Election of Directors, Corporate Governance and Routine Matters

●	Generally, the Fund supports the company’s nominees to serve as directors.

●
The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

	●	Increases in the number of authorized shares of or issuances of common stock or other equity securities;

	●	Provisions of the corporate charter addressing indemnification of directors and officers;

	●	Stock repurchase plans; and

	●	The selection of independent accountants.

●	The types of matters on corporate governance that the Adviser would expect to vote against include:

	●	The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

	●	The adoption of a classified board;

	●	The adoption of poison pill plans or similar anti-takeover measures; and

	●	The authorization of a class of shares not held by the Fund with superior voting rights.

Compensation Arrangements and Stock Option Plans

The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

Social Policy Based Proposals

Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.

If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

Every August, the Fund will file with the Securities and Exchange Commission, information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission’s website at http://www.sec.gov or at the Fund’s website at http://www.vlfunds.com.

Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings

The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and is filed or mailed to shareholders within 60 days of the period end.

In addition, the Distributor may produce for marketing purposes Fund fact sheets, which would include the Fund’s top ten holdings and other information regarding the Fund’s portfolio. These fact sheets would be prepared as soon as possible after the end of the fiscal quarter but would not be released until after the Fund has filed with the SEC its annual, semi-annual or quarterly reports.

Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund’s service providers and (ii) investment company rating agencies, such as Morningstar, Standard and Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Directors. The Fund’s service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.

The Board of Directors of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time or require that the Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

On December 23, 2010, EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (“Adviser”). As a result of the restructuring, the Fund’s investment advisory agreement, dated August 10, 1988, terminated by operation of law and the Adviser entered into a new investment advisory agreement with the Fund. The services provided by the Adviser under the new agreement and the rates at which fees are paid by the Fund are the same as under the prior investment advisory agreement. In addition, the other terms of the new investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form. See “Ownership and Control of the Adviser” below for a description of the restructuring.

The investment advisory agreement between the Fund and the Adviser provides for an advisory fee at an annual rate equal to 0.50% of the Fund’s average daily net assets. During 2008, 2009 and 2010, the Fund paid or accrued advisory fees of $1,064,961, $589,466 and $625,247, respectively.

The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment” (as such term is defined in the Investment Company Act of 1940).

The Adviser currently acts as investment adviser to 13 other investment companies which, together with the Fund, constitute the Value Line Family of Funds with combined assets under management of approximately $2.2 billion as of March 31, 2011.

Certain of the Adviser’s clients may have an investment objective similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

The Fund has entered into a distribution agreement with the Distributor, a wholly-owned subsidiary of the Adviser, whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. On May 5, 2009, the Distributor changed its name from “Value Line Securities, Inc.” to “EULAV Securities, Inc.” As part of the restructuring described below, EULAV Securities, Inc. was restructured as a Delaware limited liability company and changed its name to EULAV Securities LLC. No other changes were made to the Distributor’s organization, including its operations and personnel. For its services under the agreement, the Distributor is not entitled to receive any compensation although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds.

State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street $66,900 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund’s independent registered public accounting firm.

Ownership and Control of the Adviser. As part of the restructuring, the predecessor Adviser’s capital structure was revised so that Value Line owns only nonvoting revenue and profits interests and five individuals each owns 20% of the voting profits interests of the Adviser. The holders of the Adviser’s voting securities have the right to elect five trustees of the Adviser, who manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor was delegated to its senior executive, Mitchell E. Appel. The current trustee and holders of the Adviser’s voting profits interests are: Mr. Appel, Avi T. Aronovitz, Richard Berenger, Robert E. Rice and R. Alastair Short.

Each of these shareholders was granted a voting profits interest having 20% of the voting power for trustees and other matters to put to shareholders of the Adviser. Collectively, these interests represent 50% of the residual profit of the business, in which the share of Mr. Appel is 45% and the others each 1.25%. Value Line retains a nonvoting profits interest representing the remaining 50% of residual profits and has no power to vote for the election, removal or replacement of trustees of the Adviser. Value Line also has an interest in nondistribution revenues of the business ranging from 41% at business levels of $9 million to as high as 55% at business levels of $35 million or more. In the event the business is sold or liquidated, the first $56.1 million of net proceeds (the value of the business at the time the restructuring was approved by the independent directors of Value Line as determined by such directors after reviewing a valuation report by the directors’ financial advisors) will be distributed in accordance with capital accounts, 20% of the next $56.1 million will be distributed to the holders of the voting profits interests and 80% to the holders of the nonvoting profits interests (initially Value Line) and the excess will be distributed 45% to the holders of the voting profits interests and 55% to the holders of the nonvoting profits interests.

Value Line (1) granted the Adviser, the Distributor and the Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to use leverage for investment purposes, short selling or other complex or unusual investment strategies to create a risk profile similar to that of so-called hedge funds, (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers and (3) capitalized the business with $7 million of cash and cash equivalents.

Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, paying compensation in excess of 22.5%-30% of nondistribution revenues (depending on the level of such revenues), declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions.

Value Line has stated that, as a result of the restructuring, it will no longer “control” (as that term is defined in the 1940 Act) the Adviser or the Distributor. Under the terms of the settlement with the SEC stemming from Value Line’s brokerage practices with certain of the Value Line Funds prior to November 2004, Jean Bernhard Buttner, who controls Arnold Bernhard & Co., Inc. which owns 86.5% of Value Line’s common stock (the “Control Person”), was barred from association with any broker, dealer, or investment adviser and was prohibited from serving or acting in various capacities, including as an “affiliated person” (as that term is defined in the 1940 Act) of the Fund, the Adviser or the Distributor. If the Control Person were to directly or indirectly “control” (as that term is defined in the 1940 Act), the Adviser or the Distributor, the Control Person would be an “affiliated person” of the Adviser or the Distributor and not in compliance with the SEC settlement. The SEC staff has expressed no view and provided no assurances Value Line’s restructuring of the Adviser or the Distributor effects compliance with the SEC settlement.

Portfolio Manager

Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio.

Compensation. Each portfolio manager employed by the Adviser receives a base salary and customary benefits that are offered generally to all full-time and some part-time employees of the Adviser. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed. Stephen E. Grant is primarily or jointly responsible for the day-today management of seven Value Line mutual funds with combined total assets at December 31, 2010, of approximately $1.6 billion.

Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser’s private accounts, like the Fund, pay an advisory fee based upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.

Ownership of Securities. Mr. Grant does not own any shares of the Fund.

SERVICE AND DISTRIBUTION PLAN

The Service and Distribution Plan (12b-1 Plan) (the “Plan”) is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. During the fiscal year ended December 31, 2010, fees amounting to $500,197 before fee waivers were accrued under the Plan. The Distributor incurred $326,109 in advertising and other marketing expenses. Effective May 1, 2010 through April 30, 2011, the Distributor contractually agreed to waive a portion of the Fund’s Rule 12b-1 fee equal to 0.15% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2010, fees waived amounted to $187,574. The Distributor has agreed to extend the contractual fee waiver through April 30, 2012. There is no assurance that the Distributor will extend the contractual fee waiver beyond such date.

The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Fund shares, including but not limited to: (i) costs of printing and distributing the Fund’s prospectus, statement of additional information and reports to prospective owners of variable annuity and variable insurance contracts (“Contracts”); (ii) costs involved in preparing, printing and distributing promotional and sales literature in connection with the funding of Contracts with shares of the Fund; (iii) providing incentives and compensation to GIAC to make the Fund available to owners of Contracts and for providing personal services to owners who fund their Contracts with shares of the Fund; and (iv) providing administrative support services to the Fund in connection with the distribution of the Fund’s shares for use by GIAC in funding Contracts.

The Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Fund shares. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling shares of the Fund or that provide support services to owners of Contracts.

The Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Directors who are not “interested persons”.

Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving the investment objective. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.

During 2008, 2009 and 2010, the Fund paid brokerage commissions of $331,082, $101,180 and $18,499, respectively. During 2010, all of the Fund’s brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions.

Portfolio Turnover. The Fund’s annual portfolio turnover exceeded 100% in four of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Fund’s Prospectus.

CAPITAL STOCK

Each share of the Fund’s common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Shares of the Fund are available to the public only through the purchase of certain contracts or policies issued by GIAC. There are no minimum investor requirements.

Redemption: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders.

The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time.

Calculation of Net Asset Value: The net asset value of the Fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange are valued at the closing sales price on the date as of which the net asset value is being determined. The Fund generally values equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

TAXES

The Fund has elected to be treated, has qualified, and intends to continue to qualify for the favorable tax treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on all investment company taxable income and net capital gain earned by the Fund which are distributed to shareholders in accordance with timing and other requirements of the Code.

In order to qualify as a regulated investment company under the Code, a fund must, among other things, (i) derive at least 90% of its annual gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

The Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Section 817(h) and these regulations treat the assets of the Fund as assets of the related separate accounts and, among other things, limit the extent to which the assets of the Fund may be represented by any one, two, three, or four investments. Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered as a single investment, and each U.S. government agency and instrumentality is considered as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies.

In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of variable contracts. Under these rules, generally Contractholders must not be able to direct the Fund’s investment in any particular asset. Compliance with certain of these limitations is not within the control of the Fund. The Treasury Department or Internal Revenue Service may issue future pronouncements addressing the circumstances in which a variable contract owner is deemed to have control of the investments of a separate account which may cause the contract owner, rather than the insurance company to be treated as the owner of the assets held by the separate account. It cannot be known what standards (if any) might be set forth in such future pronouncements. Failure by a separate account to satisfy either the Section 817(h) diversification requirements or the investor control rules would generally result in adverse treatment of the Contractholders, differing from the treatment described in the applicable variable contract prospectus, by causing the Contracts to lose their favorable tax status and requiring a Contractholder to include in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Any such failure may also result in adverse consequences for the insurance company issuing the contracts. In addition, failure by the Fund to qualify as a regulated investment company or to meet the distribution requirements applicable to a regulated investment company could subject the Fund to penalty taxes (or interest charges in the nature of a penalty tax), require the Fund to dispose of certain assets or subject the Fund to federal income taxation on all of its taxable income and gain, whether or not distributed to shareholders. The discussion below generally is based on the assumption that the shares of the Fund will be respected as owned by GIAC and not by the Contractholders and that the Fund will continue to qualify as a regulated investment company.

Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are treated as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss (“net capital gain”), if any, whether received in cash or reinvested in additional shares, are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time shares of the Fund have been held. For federal income tax purposes, dividends and capital gain distributions from the Fund are treated as received by GIAC in its capacity as a shareholder in the Fund, rather than by the Contractholders. Contractholders should read the prospectus for GIAC’s variable annuities and variable life insurance policies for a discussion of the federal income tax consequences of owning a contract. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the Fund as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

For U.S. federal income tax purposes, the Fund is permitted to carry forward its net capital losses (1) attributable to any taxable year of the Fund commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any). Pursuant to a new ordering rule, however, net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may expire unutilized. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Any loss realized by a shareholder upon the redemption, exchange or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules to the extent that other investments are made in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would generally be included in the U.S. federal tax basis of the shares acquired in the other investments.

The Fund may invest in stocks of foreign issuers and may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to pass through to its shareholders their pro rata shares of qualified non-U.S. taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the portfolio could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the Fund and to certain aspects of its distributions. It does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities and insurance companies. Shareholders and Contractholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

FINANCIAL STATEMENTS

The Fund’s financial statements for the year ended December 31, 2010, including the financial highlights for each of the five fiscal years in the period ended December 31, 2010, appearing in the 2010 Annual Report to Contractholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.